UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On May 2, 2018, Cimpress N.V. posted on its web site its Q3 Fiscal Year 2018 Quarterly Earnings Document announcing and discussing its financial results for the third quarter ended March 31, 2018. The full text of the earnings document is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02 and the exhibit to this report are not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor are they incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
99.1	Q3 Fiscal Year 2018 Quarterly Earnings Document dated May 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2018        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer